Exhibit 99.1
Attachment 1
PolyOne Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
(In millions, except per share data)

	1Q08	4Q07	3Q07	2Q07	1Q07	2007Y
Sales	$713.7	$631.3	$664.8	$688.8	$657.8	$2,642.7

Cost of sales	628.8	566.9	634.8	606.3	573.7	2,381.7

Gross margin	84.9	64.4	30.0	82.5	84.1	261.0
Selling and administrative	72.9	56.9	65.3	68.5	64.1	254.8
Income (loss) from equity affiliates and minority interest	8.1	11.1	11.7	(1.6)	6.5	27.7

Operating income (loss)	20.1	18.6	(23.6)	12.4	26.5	33.9
Interest expense, net	(8.4)	(7.1)	(10.3)	(15.1)	(14.4)	(46.9)
Premium on early extinguishment of debt	—	—	(7.5)	(5.3)	—	(12.8)
Other expense, net	(2.0)	(2.1)	(1.8)	(1.8)	(0.9)	(6.6)

Income (loss) before income taxes	9.7	9.4	(43.2)	(9.8)	11.2	(32.4)
Income tax benefit (expense)	(3.2)	(2.3)	45.5	4.4	(3.8)	43.8

Net income (loss)	$6.5	$7.1	$2.3	$(5.4)	$7.4	$11.4

Basic and diluted earnings per common share:	$0.07	$0.08	$0.02	$(0.06)	$0.08	$0.12

Weighted average shares used to compute earnings per share:
Basic	92.9	92.9	92.8	92.8	92.6	92.8
Diluted	93.3	93.2	93.3	92.8	93.0	93.1

Dividends declared per share of common stock	$—	$—	$—	$—	$—	$—

	4Q06	3Q06	2Q06	1Q06	2006Y
Sales	$595.2	$666.2	$686.4	$674.6	$2,622.4

Cost of sales	527.6	603.6	599.5	591.2	2,321.9

Gross margin	67.6	62.6	86.9	83.4	300.5
Selling and administrative	56.6	56.2	54.9	54.2	221.9
Income from equity affiliates and minority interest	11.6	30.0	31.6	38.8	112.0

Operating income	22.6	36.4	63.6	68.0	190.6
Interest expense, net	(15.9)	(15.1)	(16.0)	(16.1)	(63.1)
Premium on early extinguishment of debt	(3.2)	—	(1.2)	—	(4.4)
Other expense, net	0.1	(0.2)	(1.5)	(1.2)	(2.8)

Income before income taxes and discontinued operations	3.6	21.1	44.9	50.7	120.3
Income tax benefit (expense)	10.9	(1.5)	(2.4)	(1.7)	5.3

Income from continuing operations	14.5	19.6	42.5	49.0	125.6
Loss from discontinued operations and loss on sale, net of income taxes	(0.6)	—	—	(2.1)	(2.7)

Net income	$13.9	$19.6	$42.5	$46.9	$122.9

Basic and diluted earnings per common share:
From continuing operations	$0.16	$0.21	$0.46	$0.53	$1.36
Net income	$0.15	$0.21	$0.46	$0.51	$1.33

Weighted average shares used to compute earnings per share:
Basic	92.5	92.5	92.4	92.1	92.4
Diluted	93.0	93.0	93.0	92.5	92.8

Dividends declared per share of common stock	$—	$—	$—	$—	$—

Attachment 2
Segment Information (Unaudited)
(In millions)

	1Q08	4Q07	3Q07	2Q07	1Q07	2007Y
Sales:
International Color and Engineered Materials	$165.2	$146.9	$147.4	$150.3	$144.0	$588.6
Specialty Engineered Materials	64.5	28.7	31.8	31.4	32.4	124.3
Specialty Color, Additives and Inks	58.4	53.0	58.7	60.5	59.8	232.0

Specialty Platform	288.1	228.6	237.9	242.2	236.2	944.9
Performance Products and Solutions	259.3	246.1	274.5	293.0	273.2	1,086.8
PolyOne Distribution	201.1	184.0	185.8	190.1	184.4	744.3
Corporate and eliminations	(34.8)	(27.4)	(33.4)	(36.5)	(36.0)	(133.3)

Sales	$713.7	$631.3	$664.8	$688.8	$657.8	$2,642.7

Gross margin:
International Color and Engineered Materials	$28.8	$23.0	$23.9	$25.8	$23.2	$95.9
Specialty Engineered Materials	11.6	2.9	3.4	3.1	2.8	12.2
Specialty Color, Additives and Inks	11.2	9.5	11.2	11.3	9.3	41.3

Specialty Platform	51.6	35.4	38.5	40.2	35.3	149.4
Performance Products and Solutions	21.0	15.6	23.9	30.9	35.1	105.5
PolyOne Distribution	17.2	15.4	14.8	15.8	14.7	60.7
Resin and Intermediates	—	—	—	(0.2)	0.8	0.6
Corporate and eliminations	(4.9)	(2.0)	(47.2)	(4.2)	(1.8)	(55.2)

Gross margin	$84.9	$64.4	$30.0	$82.5	$84.1	$261.0

Operating income (loss):
International Color and Engineered Materials	$7.8	$4.8	$6.5	$7.8	$6.0	$25.1
Specialty Engineered Materials	2.9	(1.0)	—	(0.3)	(0.9)	(2.2)
Specialty Color, Additives and Inks	2.8	1.3	3.2	2.6	(0.1)	7.0

Specialty Platform	13.5	5.1	9.7	10.1	5.0	29.9
Performance Products and Solutions	8.3	4.3	12.6	18.6	22.0	57.5
PolyOne Distribution	5.5	5.7	5.3	6.5	4.6	22.1
Resin and Intermediates	5.9	7.3	11.2	12.0	4.3	34.8
Corporate and eliminations	(13.1)	(3.8)	(62.4)	(34.8)	(9.4)	(110.4)

Operating income (loss)	$20.1	$18.6	$(23.6)	$12.4	$26.5	$33.9

Attachment 3
Segment Information (Unaudited)
(In millions)

	4Q06	3Q06	2Q06	1Q06	2006Y
Sales:
International Color and Engineered Materials	$129.2	$130.6	$129.6	$121.3	$510.7
Specialty Engineered Materials	25.4	29.1	29.9	28.9	113.3
Specialty Color, Additives and Inks	55.7	64.2	67.4	65.8	253.1

Specialty Platform	210.3	223.9	226.9	216.0	877.1
Performance Products and Solutions	249.4	301.2	311.7	303.9	1,166.2
PolyOne Distribution	166.9	182.1	189.7	194.1	732.8
Corporate and eliminations	(31.4)	(41.0)	(41.9)	(39.4)	(153.7)

Sales	$595.2	$666.2	$686.4	$674.6	$2,622.4

Gross margin:
International Color and Engineered Materials	$20.0	$21.0	$22.1	$20.8	$83.9
Specialty Engineered Materials	1.8	3.1	3.6	2.2	10.7
Specialty Color, Additives and Inks	6.4	7.7	8.4	9.4	31.9

Specialty Platform	28.2	31.8	34.1	32.4	126.5
Performance Products and Solutions	26.7	26.4	37.8	33.2	124.1
PolyOne Distribution	12.4	14.3	15.0	15.9	57.6
Resin and Intermediates	0.1	0.3	(0.4)	—	—
Corporate and eliminations	0.2	(10.2)	0.4	1.9	(7.7)

Gross margin	$67.6	$62.6	$86.9	$83.4	$300.5

Operating income (loss):
International Color and Engineered Materials	$3.4	$5.2	$6.4	$5.6	$20.6
Specialty Engineered Materials	(1.8)	(0.1)	0.4	(0.9)	(2.4)
Specialty Color, Additives and Inks	(3.0)	(2.0)	0.1	0.8	(4.1)

Specialty Platform	(1.4)	3.1	6.9	5.5	14.1
Performance Products and Solutions	13.0	14.0	24.9	21.5	73.4
PolyOne Distribution	3.6	4.3	5.1	6.2	19.2
Resin and Intermediates	9.7	27.9	29.0	36.3	102.9
Corporate and eliminations	(2.3)	(12.9)	(2.3)	(1.5)	(19.0)

Operating income	$22.6	$36.4	$63.6	$68.0	$190.6

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